EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

WESTERN DIVISION OF MASSACHUSETTS

Case:      divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting (1)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING FEBRUARY 29, 2004

Comes Now, divine, inc. et. al. - Hosting Business Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 1, 2004 and ending February 29, 2004 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	3/24/2004		DEBTOR (S)-IN-POSSESSION

		By:	/s/ Jim Boles
(Signature)

(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3879

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #1

February 29, 2004

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in February

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) The executive employees no longer remain with the debtor after of the sale of the business on May 15, 2003

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #2

February 29, 2004

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2004	8/18/2004	$5,000.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside) Limit
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2004	8/18/2004	$5,000.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	$2,850.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00
2-Year Discovery
divine, inc.

Excess Directors & Officers	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00
2-Year Discovery
divine, inc.

Excess Directors & Officers	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00
2-Year Discovery
divine, inc.

Directors & Officers	AIG	874-44-83	$5,000,000	Policy Limit	1/9/2008	1/9/2008	$678,000.00
Run-Off
Data Return

Directors & Officers	Genesis	YXB002041A	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	1/9/2008	1/9/2008	$542,000.00
Run-Off
Data Return

Directors & Officers	XL Specialty Insurance Company	ELU81616-01	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	1/9/2008	1/9/2008	$434,790.00
Run-Off
Data Return

						Total	$5,566,075.00

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #3

February 29, 2004

Bank Accounts

Total

Bank Name:

Account Name:

Account Number:

Beginning Book Balance:	$0.00

Plus:
Deposits	$0.00

Less:
Disbursements	$0.00

Other:
Transfers In (Out)	$0.00

Ending Book Balance	$0.00

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #4

February 29, 2004

Vendor Name	Check # or ACH Designation	Date of Payment	Pre-Petition Check or ACH Amount

No Professional Fee Payments Made in February

No Pre Petition Payments Made in February

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.			FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)			Rev 7/92
Business Unit: Hosting (1)	Month Ended:	29-Feb
Form OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03

ASSETS

CURRENT ASSETS

Cash	11,293	11,105	10,766	10,727	—
Restricted cash	—	—	—	—	—
Trade Accounts Receivable, Net (OPR-3)	4,533,128	4,390,977	3,924,480	—	—
Prepaid expenses and deposits	2,257,538	2,267,152	2,233,505	—	—

Other	360,985	337,823	282,029	—	—

TOTAL CURRENT ASSETS	7,162,944	7,007,058	6,450,780	10,727	—

PROPERTY, PLANT AND EQUIPMENT, AT COST	19,912,893	19,924,861	19,924,861	—	—

Less Accumulated Depreciation	(8,210,710)	(8,773,763)	(9,337,880)	—	—

NET PROPERTY, PLANT AND EQUIPMENT	11,702,183	11,151,098	10,586,981	—	—

Goodwill, net	23,625,730	23,625,730	23,625,730	—	—
OTHER ASSETS	2,928	2,928	2,928	—	—

TOTAL ASSETS	42,493,785	41,786,814	40,666,419	10,727	—

	31-Jul-03	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03	31-Dec-03	31-Jan-04	29-Feb-04

ASSETS

CURRENT ASSETS

Cash	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—
Trade Accounts Receivable, Net (OPR-3)	—	—	—	—	—	—	—	—
Prepaid expenses and deposits	—	—	—	—	—	—	—	—

Other	—	—	—	—	—	—	—	—

TOTAL CURRENT ASSETS	—	—	—	—	—	—	—	—

PROPERTY, PLANT AND EQUIPMENT, AT COST	—	—	—	—	—	—	—	—

Less Accumulated Depreciation	—	—	—	—	—	—	—	—

NET PROPERTY, PLANT AND EQUIPMENT	—	—	—	—	—	—	—	—

Goodwill, net	—	—	—	—	—	—	—	—
OTHER ASSETS	—	—	—	—	—	—	—	—

TOTAL ASSETS	—	—	—	—	—	—	—	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.			FORM OPR-2
Case Number: 03-11472-JNF (Jointly Administered)			Rev 7/92
Business Unit: Hosting (1)	Month Ended:	29-Feb
Form OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03

LIABILITIES

POST PETITION LIABILITIES	—	586,358	1,890,139	472,735	122,456	142,456

Priority Debt	381,314	250,053	235,426	234,511	234,511	234,511
Unsecured Debt	10,769,265	10,769,265	8,511,420	3,996,146	2,049,626	2,049,626
Capital Leases	13,890,028	12,609,941	11,338,526	2,050,656	1,882,454	1,882,454

TOTAL PRE-PETITION LIABILITIES	25,040,607	23,629,259	20,085,372	6,281,313	4,166,591	4,166,591

TOTAL LIABILITIES	25,040,607	24,215,617	21,975,511	6,754,048	4,289,047	4,309,047

SHAREHOLDERS’ EQUITY (DEFICIT)

INTERCOMPANY/SUBSIDIARY EQUITY	17,453,178	17,571,197	18,690,908	(6,743,321)	(4,289,047)	(4,309,047)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	42,493,785	41,786,814	40,666,419	10,727	—	—

	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03	31-Dec-03	31-Jan-04	29-Feb-04

LIABILITIES

POST PETITION LIABILITIES	162,456	162,456	162,456	162,456	162,456	162,456	162,456

Priority Debt	234,511	234,511	234,511	234,511	234,511	234,511	234,511
Unsecured Debt	2,049,626	2,049,626	2,049,626	2,049,626	2,049,626	2,049,626	2,049,626
Capital Leases	1,882,454	1,882,454	1,882,454	1,882,454	1,882,454	1,882,454	1,882,454

TOTAL PRE-PETITION LIABILITIES	4,166,591	4,166,591	4,166,591	4,166,591	4,166,591	4,166,591	4,166,591

TOTAL LIABILITIES	4,329,047	4,329,047	4,329,047	4,329,047	4,329,047	4,329,047	4,329,047

SHAREHOLDERS’ EQUITY (DEFICIT)

INTERCOMPANY/SUBSIDIARY EQUITY	(4,329,047)	(4,329,047)	(4,329,047)	(4,329,047)	(4,329,047)	(4,329,047)	(4,329,047)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	—	—	—	—	—	—	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting (1)
Form OPR-3
Month Ended	29-Feb

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	5,829,786.99	3,622,085.15	1,187,352.51	377,852.04	220,884.62	421,612.67
Allowance for doubtful accounts	(1,296,660.00)

3/31/2003	5,512,884.04	2,972,684.05	1,573,513.88	325,984.46	246,395.99	394,305.66
Allowance for doubtful accounts	(1,121,907.00)

4/30/2003	5,175,979.17	3,342,110.44	743,139.53	372,446.59	152,650.13	565,632.48
Allowance for doubtful accounts	(1,251,499.00)

5/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—

6/30/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—

7/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

8/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

9/30/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

10/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

11/30/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

12/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

1/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

2/29/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting (1)

February 29, 2004

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	8,000	8,000	—	—	—	—
Property taxes - real		2004	—	—	—	—	—	—
Property taxes - personal		2004	152,000	152,000	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax			—	—	—	—	—	—

Other taxes			—	—	—	—	—	—

Total Taxes Payable			160,000	160,000	0	0	0	0

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Hosting Accounts Payable			2,456	—	—	—	—	2,456
Hosting Salary & Benefits Accrual			—	—	—	—	—	—
Hosting Professional Fee Accrual			—	—	—	—	—	—

TOTALS			162,456	160,000	0	0	0	2,456

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

divine, inc. et al

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting (1)

February 29, 2004

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Allegiance Internet	3/19/2003	(1,166.94)	—	—	—	—	—	(1,166.94)
Barry Field	5/13/2003	(120.00)	—	—	—	—	—	(120.00)
Doyle Tarver	3/25/2003	(37.00)	—	—	—	—	—	(37.00)
Jerry Rabenaldt	5/6/2003	(199.80)	—	—	—	—	—	(199.80)
Kenneth Dempsey	3/25/2003	(50.00)	—	—	—	—	—	(50.00)
Mark McCue	4/1/2003	(330.26)	—	—	—	—	—	(330.26)
Michael Ballard	5/15/2003	(104.02)	—	—	—	—	—	(104.02)
Nnamdi Otue	5/6/2003	(40.00)	—	—	—	—	—	(40.00)
Richard Sweeney	3/11/2003	(50.00)	—	—	—	—	—	(50.00)
Richard Sweeney	4/15/2003	(50.00)	—	—	—	—	—	(50.00)
Scott Welsh	4/29/2003	(76.65)	—	—	—	—	—	(76.65)
Sunny Vanderbeck	3/4/2003	(95.75)	—	—	—	—	—	(95.75)
Vijay Karakala	5/22/2003	(40.00)	—	—	—	—	—	(40.00)
Vijay Karakala	5/22/2003	(45.95)	—	—	—	—	—	(45.95)
Wayne Null	3/25/2003	(50.00)	—	—	—	—	—	(50.00)

TOTAL POST PETITION (2)		(2,456.37)	—	—	—	—	—	(2,456.37)

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) A majority of the Post Petition Liabilities listed above represent employee expense reports that were submitted without appropriate supporting documentation

INCOME STATEMENT

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting (1)
FORM OPR-5
Month Ended:	29-Feb

	March	April	May	June	July	August

Total Revenues	4,364,739	4,253,882	1,783,598	—	—	—

Salaries & Benefits	726,784	733,892	408,925	—	—	—
Rent & Facility Services	404,884	424,746	260,861	—	—	—
Office & Computer Expenses	452,644	531,538	149,671	—	—	—
Other Expenses	36,490	29,467	35,650	—	—	—

Total Cost of Revenue	1,620,802	1,719,643	855,107	—	—	—

Gross Margin	2,743,937	2,534,239	928,491	—	—	—

Salaries & Benefits	2,189,167	1,199,266	297,065	—	—	—
Rent & Facility Services	265,420	263,655	241,576	—	—	—
Other Expenses	79,570	85,085	53,881	—	—	—

Total Operating Expenses	2,534,157	1,548,006	592,522	—	—	—

Operating Income/(Loss)	209,780	986,233	335,969	—	—	—

Interest Expense	(101,697)	(128,201)	(29,862)	—	—	—
Depreciation & Amortization	(563,053)	(564,117)	(263,382)	—	—	—
Loss on Sale of Business	—	—	(2,309,870)	(189,675)	—	—

Total Other Income/(Expense)	(664,750)	(692,318)	(2,603,114)	(189,675)	—	—

Net Income/(Loss)	(454,970)	293,915	(2,267,145)	(189,675)	—	—

	September	October	November	December	January	February	Filing to Date

Total Revenues	—	—	—	—	—	—	10,402,219

Salaries & Benefits	—	—	—	—	—	—	1,869,601
Rent & Facility Services	—	—	—	—	—	—	1,090,491
Office & Computer Expenses	—	—	—	—	—	—	1,133,853
Other Expenses	—	—	—	—	—	—	101,607

Total Cost of Revenue	—	—	—	—	—	—	4,195,552

Gross Margin	—	—	—	—	—	—	6,206,667

Salaries & Benefits	—	—	—	—	—	—	3,685,498
Rent & Facility Services	—	—	—	—	—	—	770,651
Other Expenses	—	—	—	—	—	—	218,536

Total Operating Expenses	—	—	—	—	—	—	4,674,685

Operating Income/(Loss)	—	—	—	—	—	—	1,531,982

Interest Expense	—	—	—	—	—	—	(259,760)
Depreciation & Amortization	—	—	—	—	—	—	(1,390,552)
Loss on Sale of Business	—	—	—	—	—	—	(2,499,545)

Total Other Income/(Expense)	—	—	—	—	—	—	(4,149,857)

Net Income/(Loss)	—	—	—	—	—	—	(2,617,875)

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting (1)	Month ended:	29-Feb
FORM OPR-6

	Mar-03	Apr-03	May-03	Jun-03	Jul-03
SOURCES OF CASH
Income From Operations	(454,970)	293,915	(2,267,145)	(189,675)	—
Add: Depreciation, Amortization & Other Non-Cash	563,053	564,117	263,382	—	—
CASH PROVIDED BY OPERATIONS	108,083	858,032	(2,003,763)	(189,675)	—
Decrease in Assets:
Accounts Receivable	3,945,886	4,062,439	—	—	—
Prepaid Expenses & Deposits	(9,614)	33,647	—	—	—
Other	596,151	881,591	—	—	—
Divestiture of Assets Upon Sale	—	—	17,225,187	—	—
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—	—	—
Post Petition Liabilities	2,645,927	5,878,508	1,759,482	—	20,000
Other	—	—	—	2,643,949 (2)	(20,000)
TOTAL SOURCES OF CASH (A)	7,286,433	11,714,217	16,980,906	2,454,274	—

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,803,736)	(3,595,942)	—	—	—
Capital Expenditures	(11,968)	—	—	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(131,261)	(2,272,472)	(4,516,189)	(1,946,520)	—
Post Petition Liabilities	(2,059,569)	(4,574,727)	(3,176,886)	(350,279)	—
Capital Leases	(1,280,087)	(1,271,415)	—	(168,202)	—
Divestiture of Liabilities Upon Sale	—	—	(9,287,870)	—	—
TOTAL USES OF CASH (B)	(7,286,621)	(11,714,556)	(16,980,945)	(2,465,001)	—
NET SOURCE (USE) OF CASH (A-B=NET)	(188)	(339)	(39)	(10,727)	—
CASH — BEGINNING BALANCE (See OPR-1)	11,293	11,105	10,766	10,727	—
CASH — ENDING BALANCE (See OPR-1)	11,105	10,766	10,727	—	—

	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04
SOURCES OF CASH
Income From Operations	—	—	—	—	—	—	—
Add: Depreciation, Amortization & Other Non-Cash	—	—	—	—	—	—	—
CASH PROVIDED BY OPERATIONS	—	—	—	—	—	—	—
Decrease in Assets:
Accounts Receivable	—	—	—	—	—	—	—
Prepaid Expenses & Deposits	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Divestiture of Assets Upon Sale	—	—	—	—	—	—	—
Increase in Liabilities:
Pre-Petition Liabilities	—
Post Petition Liabilities	20,000	—	—	—	—	—	—
Other	(20,000)	—	—	—	—	—	—
TOTAL SOURCES OF CASH (A)	—	—	—	—	—	—	—

USES OF CASH
Increase in Assets:
Accounts Receivable	—	—	—	—	—	—	—
Capital Expenditures	—	—	—	—	—	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	—	—	—	—	—	—	—
Post Petition Liabilities	—	—	—	—	—	—	—
Capital Leases	—	—	—	—	—	—	—
Divestiture of Liabilities Upon Sale	—	—	—	—	—	—	—
TOTAL USES OF CASH (B)	—	—	—	—	—	—	—
NET SOURCE (USE) OF CASH (A-B=NET)	—	—	—	—	—	—	—
CASH — BEGINNING BALANCE (See OPR-1)	—	—	—	—	—	—	—
CASH — ENDING BALANCE (See OPR-1)	—	—	—	—	—	—	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) Payments from corporate (Software business unit) on behalf of Hosting business unit